                                                                                          Exhibit 99.1
Corporate Headquarters
100 Motor Parkway, Suite 160
Hauppauge, NY  11788-5138
Direct Dial:  631-360-9304
Direct Fax: 631-360-9380
brock@bankofsmithtown.net

PRESS RELEASE

Release Date:  March 9, 2009

Contact:  Ms. Judith Barber
 Corporate Secretary

BANK OF SMITHTOWN OPENS
FIRST NEW YORK CITY BRANCH

Second New Branch
This Year

3 or 4 More New Branches
Expected in 2009

Smithtown, NY, March 9, 2009 - Bank of Smithtown, a subsidiary of Smithtown Bancorp (NASDAQ: SMTB), has opened its first branch in New York City.  The branch is in the Chelsea section of Manhattan at the corner of Seventh Avenue and W.18th Street.

The Bank’s Chairman and CEO, Brad Rock, commented:  “For many years now, we have done a considerable amount of real estate lending and small business lending in New York City.  We think that we can capture more deposit business from these customers if we have locations that are more convenient for them.  This Chelsea office is the first of these branches, and we think it’s at an ideal location.  The branch is on the ground floor of a residential building that has received much attention for its outstanding design, it is very close to a stop on the subway line that goes to Wall Street, it is in an affluent section of Manhattan, and it is near some of our existing deposit and loan customers.  We look forward to building our consumer and small business customer base there very quickly.”

The manager of the Chelsea branch will be Claude Colimon.  Mr. Colimon has more than 10 years experience in banking, including having recently served as the manager of Bank of Smithtown’s branch in Setauket.  Mr. Colimon said:  “My team and I are excited about opening in Chelsea.  We are building upon relationships with existing customers,  and have already received commitments from dozens of new customers.”

The Bank’s new branches have been very successful with some of them collecting as much as $1 million a day in deposits for the first two months they are open, which helps the branches reach profitability very quickly.  For example, the Bank’s new Huntington branch which opened in November already has more than $94 million in deposits. The Bank’s next branch in New York City will be downtown at the corner of Houston Street and Mulberry Street, which is known as the entrance to the “Little Italy” section of Manhattan. That branch is expected to open during the second half of this year.  The Bank is also in the process of developing branches in mid-town Manhattan and Brooklyn.

The Chelsea branch is Bank of Smithtown’s 21st branch.  The Bank presently expects to open three or four more new branches during 2009.  In addition to the Houston Street branch in New York City, the Bank is currently developing sites in Nassau and Suffolk Counties on Long Island.  Those locations include Deer Park, East Setauket, St. James, Hicksville and East Northport.  Some of those branches are expected to open during the third and fourth quarters of this year.  The balance will open during 2010, together with other sites for which the Bank is currently in negotiations.

Bank of Smithtown opened four new branches last year.  The Bank opened branches in Greenvale in April, Nesconset in June, Garden City in August, and Huntington in November.  The branches have all been successful, collecting $187 million in new deposits during 2008.  Bankwide, Bank of Smithtown grew deposits by 38% last year.   Mr. Rock has emphasized:  “These new branches help us fund the strong loan growth opportunities we have been experiencing since credit from the so-called ‘shadow banking’ system shut down entirely.  With the secondary markets gone, and some of our bank competitors having reduced lending significantly, we continue to experience strong loan growth opportunities.  As I have said before, there are good loans to be made even during hard economic times.  You just have to have the capital and funding, and choose your opportunities wisely.”   Bank of Smithtown increased its loan portfolio by more than $700 million last year.

Founded in 1910, Bank of Smithtown is nearing its 100th anniversary as a community bank and is the largest independent commercial bank headquartered on Long Island.  The stock of its parent holding company, Smithtown Bancorp, is traded on the NASDAQ Global Market under the symbol “SMTB”.  Smithtown Bancorp has often been ranked among the top bank holding companies in the country, including having been rated #1 by U.S. Banker and other rating services.

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Forward-Looking Statements

Certain statements contained in this release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements.  Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:  local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Forward-looking statements speak only as of the date on which such statements are made.  We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.